SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                               -----------------------

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported)    July 28, 1998
                                                          -----------------

                               ICG COMMUNICATIONS, INC.
          -----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                Delaware              1-11965                    84-1342022
          -----------------------------------------------------------------
          (State of               (Commission          (IRS Employer
          Incorporation)          File Number)         Identification No.)

                 161 Inverness Drive West, Englewood, Colorado 80112
                 ---------------------------------------------------
                       (Address of principal executive offices)

                             ICG HOLDINGS (CANADA), INC.
           ----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

            Canada                       1-11052         Not Applicable
          ----------------------------------------------------------------
            (State of Incorporation)    Commission        (IRS Employer
                                        File Number)    Identification No.)

                     1710-1177 West Hastings Street, Vancouver,
                               British Columbia V6E 2L3
                     -------------------------------------------
                       (Address of principal executive offices)

                                  ICG HOLDINGS, INC.
           ----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                Colorado            33-96540           84-1158866
          ----------------------------------------------------------------
          (State of Incorporation) (Commission    (IRS Employer
                                   File Number)   Identification No.)


                 161 Inverness Drive West, Englewood, Colorado 80112
                 ---------------------------------------------------
                       (Address of principal executive offices)


                                  ICG FUNDING, INC.
           ----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

           Delaware                333-40495-01      84-1434980
          -----------------------------------------------------------------
          (State of Incorporation) (Commission    (IRS Employer
                                   File Number)   Identification No.)

                 161 Inverness Drive West, Englewood, Colorado 80112
                 ---------------------------------------------------
                       (Address of principal executive offices)

      Registrants' telephone numbers, including area codes (800) 414-5000
                                                           --------------

                                          N/A
                                     -----------
            (Former name or former address, if changed since last report.)

          ITEM 5.   OTHER EVENTS.
          ------    ------------

                    In a press release dated July 28, 1998, ICG
          Communications, Inc., a Delaware corporation (the "Corporation"), announced its earnings information and results of operations for the Corporation's second quarter of 1998. A copy of the press release is attached.


          ITEM 7.   EXHIBITS.
          ------    --------

                    (c)  Exhibits
                         --------

                         99.1 Press Release, dated July 28, 1998.

                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


          Dated: August 5, 1998              ICG COMMUNICATIONS, INC.


                                             By: /s/ H. Don Teague
                                                --------------------------
                                                H. Don Teague
                                                Executive Vice President,
                                                  General Counsel and
                                                  Secretary


                                             ICG HOLDINGS (CANADA), INC.


                                             By:  /s/ H. Don Teague
                                                ---------------------------
                                                H. Don Teague
                                                Executive Vice President,
                                                  General Counsel and
                                                  Secretary


                                             ICG HOLDINGS, INC.


                                             By:  /s/ H. Don Teague
                                                ---------------------------
                                                H. Don Teague
                                                Executive Vice President,
                                                  General Counsel and
                                                  Secretary


                                             ICG FUNDING, INC.


                                             By:  /s/ H. Don Teague
                                                ---------------------------
                                                H. Don Teague
                                                Executive Vice President,
                                                  General Counsel and
                                                  Secretary

                                 EXHIBIT INDEX


            Exhibit         Description
            -------         -----------

             99.1           Press release, dated July 28, 1998